UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

April 21, 2014
Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

50 South 16thStreet, Philadelphia, Pennsylvania		19102
(Address of principal executive offices)		(Zip Code)

(215) 735-4422 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 21, 2014, Republic First Bancorp, Inc. (“the Company”) entered into investment agreements (the “Investment Agreements”) with certain accredited investors (each an “Investor” and collectively, the “Investors”) for the purchase and sale of an aggregate of 11,842,106 shares of Republic’s common stock (the “Shares”), for an aggregate purchase price of $45,000,002.80.  The purchase price per Share was $3.80.  The purchase and sale of the Shares pursuant to the Investment Agreements were completed on April 22, 2014.

Pursuant to the Investment Agreements, the Company agreed to, among other things, promptly prepare and file with the Securities and Exchange Commission (the “SEC”), on or before May 21, 2014, a registration statement registering the Shares for resale.  The Investment Agreements also contain representations, warranties and other agreements that are customary in transactions of this type.

The foregoing description of the Investment Agreements is qualified in its entirety by reference to the form of the Investment Agreement, a copy of which is filed as Exhibit 10.1 hereto, and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.  The offer and sale of the Shares were made in reliance upon the exemption from registration provided for by Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended.  No form of general solicitation or general advertising was used by the Company, or any representative of the Company, in connection with the offer or sale of the Shares.  Each of the Investors was an accredited investor.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such Shares be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and any applicable state securities laws.  The certificates evidencing such Shares contain a legend stating the same.

Item 7.01                      Regulation FD Disclosure.

On April 22, 2014, the Company issued a press release regarding the offering and sale of the Shares.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits:

10.1	Form of Investment Agreement.

99.1	Press Release issued on April 22, 2014 regarding the offering and sale of the Shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: April 22, 2014
	By:	/s/ Frank A. Cavallaro
Frank A. Cavallaro
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Investment Agreement
99.1	Press Release issued on April 22, 2014 regarding the offering and sale of the Shares